UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2019

Innovative Industrial Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-37949	81-2963381
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11440 West Bernardo Court, Suite 220

San Diego, California 92127

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (858) 997-3332

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Compensation Decisions

On January 16, 2019, the Compensation Committee of the Board of Directors (the "Board") of Innovative Industrial Properties, Inc. (the "Company") adjusted the annual base salaries of the Company's executive officers for 2019, determined the executive officers' 2018 cash bonuses and granted executive officers awards of restricted shares of common stock. These salaries, bonuses and grants of restricted stock are summarized in the following table:

Name and Position	2019 Base Salary(1)	2018 Cash Bonus	Restricted Stock Awards(2)
Alan Gold
Executive Chairman	$650,000	$800,000	17,034
Paul Smithers
President and Chief Executive Officer	400,000	360,000	11,358
Catherine Hastings
Chief Financial Officer, Chief Accounting Officer and Treasurer	235,000	210,000	7,572
Brian Wolfe
Vice President, General Counsel and Secretary	230,000	210,000	7,572

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(1)	Adjustments to the executive officers' base salaries are effective as of January 1, 2019.
(2)	The restricted stock awards vest ratably on each of January 1, 2020, January 1, 2021 and January 1, 2022 for each of the Company's executive officers, provided that he or she continues to be an employee of the Company or a non-employee member of the Board on each such date. The restricted stock awards were issued to each executive officer pursuant to a Restricted Stock Award Grant Notice and Restricted Stock Award Agreement (the "Award Agreement") under the Company's 2016 Omnibus Incentive Plan.

A copy of the Award Agreement is filed as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Award Agreement is qualified in its entirety by reference to the full text of the Award Agreement.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description of Exhibit

10.1(1)	Form of Restricted Stock Award Agreement for Officers.

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(1)	Incorporated by reference to Exhibit 10.2 to Innovative Industrial Properties, Inc.'s Registration Statement on Form S-8 (File No. 333-214919), filed with the Securities and Exchange Commission on December 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2019	INNOVATIVE INDUSTRIAL PROPERTIES, INC.

	By:	/s/ Catherine Hastings
	Name:	Catherine Hastings
	Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description of Exhibit

10.1(1)	Form of Restricted Stock Award Agreement for Officers.

______________

(1)	Incorporated by reference to Exhibit 10.2 to Innovative Industrial Properties, Inc.'s Registration Statement on Form S-8 (File No. 333-214919), filed with the Securities and Exchange Commission on December 6, 2016.